EXHIBIT 10.7

                              INVESTMENT AGREEMENT

                                     between

                       American Natural Energy Corporation

                                       and

                       Michael K. Paulk and Steven P. Ensz

                               Dated June 15, 2004


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                              INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this "AGREEMENT") is made this 15th day of June, 2004 between American Natural Energy Corporation, an Oklahoma corporation (the "COMPANY") and Michael K. Paulk and Steven P. Ensz (the "INVESTORS").

                              W I T N E S S E T H:

WHEREAS, the Company intends to effect a rights offering (the "RIGHTS OFFERING") to distribute, on a pro rata basis and at no charge, transferable rights (the "RIGHTS") to each holder of record of Common Stock (the "COMMON STOCK"), as of a record date (the "RIGHTS OFFERING RECORD DATE") to be set by the Board of Directors, to purchase shares ("RIGHTS SHARES") of Common Stock;

WHEREAS, each holder of Rights will be entitled to purchase its pro rata number of Rights Shares (the "BASIC SUBSCRIPTION PRIVILEGE") at a price per Rights Share equal to $0.24, as appropriately adjusted for any stock split, combination, reorganization, recapitalization, stock dividend, stock distribution or similar event, the "SUBSCRIPTION PRICE;

WHEREAS, each holder of Rights who exercises in full its Basic Subscription Privilege will be entitled, on a pro rata basis, to subscribe for additional Rights Shares at the Subscription Price (the "OVER-SUBSCRIPTION PRIVILEGE"), to the extent that other holders of Rights do not exercise all of their Rights in the Basic Subscription Privilege;

WHEREAS, subject to the conditions set forth herein, including, among others the subscription to not less than the greater of (a) 5,623,952 Rights Shares or (b) 85% of the RIGHTS SHARES sold in the RIGHTS OFFERING, the Investors are willing, as set forth herein, to purchase in a private sale, upon consummation of the Rights Offering and at the Subscription Price, such number of shares of Common Stock as equals all of the Rights Shares that are not purchased by other holders of Rights in the Rights Offering as part of their Basic Subscription Privilege and their Over-Subscription Privilege;

WHEREAS, the Board of Directors of the Company (the "BOARD OF DIRECTORS"), has determined that the Rights Offering, this Agreement and the transactions contemplated hereby and thereby are advisable and in the best interests of the Company and its stockholders;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS. For purposes of this Agreement, the following terms will have the meaning set forth below:


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"AFFILIATE" of any Person means any Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

"AGREEMENT" means this Investment Agreement.

"BASIC SUBSCRIPTION PRIVILEGE" has the meaning assigned to it in the Preamble.

"BOARD OF DIRECTORS" has the meaning assigned to it in the Preamble.

"BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

"CLOSING" has the meaning assigned to it in Article 6.

"COMMON STOCK" means the Company's Common Stock, par value $0.001 per share.

"COMPANY" has the meaning assigned to it in the Preamble.

"INVESTORS" has the meaning assigned to it in the Preamble.

"INVESTORS OBLIGATIONS" has the meaning assigned to it in Section 2.7 hereof.

"OVER-SUBSCRIPTION PRIVILEGE" has the meaning assigned to it in the Preamble.

"PERSON" includes all natural persons, corporations, business trusts, limited liability companies, associations, companies, partnerships, joint ventures and other entities, as well as governments and their respective agencies and political subdivisions.

"REGISTRATION STATEMENT" has the meaning assigned to it in Section 2.5(a) hereof.

"RIGHTS" has the meaning assigned to it in the Preamble.

"RIGHTS OFFERING" has the meaning assigned to it in the Preamble.

"RIGHTS OFFERING RECORD DATE" has the meaning assigned to it in the Preamble.

"RIGHTS SHARES" has the meaning assigned to it in the Preamble.


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"SEC" means the Securities and Exchange Commission.

"SUBSCRIPTION AGENT" means Computershare Investor Services Inc.

"SUBSCRIPTION PRICE" has the meaning assigned to it in the Preamble.

SECTION 2. THE RIGHTS OFFERING.

2.1 Basic Subscription Privilege. The Investors agree, severally, and not jointly, upon the consummation of the Rights Offering and at the Subscription Price, to acquire in a private sale the number of shares of Common Stock as equals the number of Rights Shares that the Investors were entitled to purchase in the Rights Offering had all subscriptions been fully exercised and that were not purchased in the Rights Offering, subject to the approval of the TSX Venture Exchange.

2.2 Purchase By Investors. Within three (3) Business Days following the expiration of the Rights Offering, at such time as shall be mutually agreed between the Company and the Investors, pursuant to the terms and subject to the conditions of this Agreement and the Rights Offering as set forth in the Registration Statement, the Investors shall, on the same terms as the Rights Offering severally, and not jointly, purchase in a private sale, in proportion to the percentages set forth in Schedule A hereto, such number of shares of Common Stock as equals all of the Rights Shares that are not otherwise subscribed for by the holders of Rights under either their Basic Subscription Privilege or their Over-subscription Privilege. The Investors' obligation to purchase the shares of Common Stock pursuant to this Section 2.2 is conditioned upon consummation of the Rights Offering in accordance with its terms and the subscription to and sale of not less than the greater of (a) 5,623,952 of the Rights Shares or (b) 85% of the Rights Shares sold in the Rights Offering, as well as satisfaction of the conditions set forth in Section 6 hereof.

In the event any Investor terminates this Agreement or fails to purchase the number of shares of Common Stock which he is entitled to purchase hereunder, by reason of the non-fulfillment of the conditions to a Closing, the other Investors may purchase those shares in the proportions set forth on Schedule A, after eliminating the non-purchasing Investor or Investors.

2.3 Registration Rights. The Company hereby acknowledges to the Investors that with respect to any shares of Common Stock acquired by the Investors pursuant to Sections 2.1 and 2.2, in the event the Company should file with the SEC at any time after the Closing a registration statement under the Securities Act of 1933, as amended, upon the request of any security holder pursuant to contractual rights granted to such holder and provided that the terms of such contractual rights do not prohibit the registration of such shares, the Company shall include in such registration statement, on one occasion only, such number of Rights Shares as have been purchased by Investors as such Investors may individually request.

2.4 The Rights Offering.


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(a) Promptly following the effective date of the registration statement
(including each amendment and supplement thereto, the "REGISTRATION STATEMENT") on Form SB-2 filed by the Company covering the issuance of the Rights and the Rights Shares, the Company will commence the Rights Offering. In the Rights Offering, the Company will distribute, on a pro rata basis and at no charge, Rights to each holder of record of Common Stock as of the Rights Offering Record Date. In accordance with the terms of the Rights Offering, each such Right shall be transferable. The Rights will entitle the holder to purchase, at the election of the holder thereof, its pro rata number of Rights Shares at the Subscription Price; as provided in the Registration Statement.

(b) Each holder of Rights who exercises in full its Basic Subscription Privilege will be entitled to subscribe for additional Rights Shares at the Subscription Price to the extent that other holders of Rights do not exercise all of their Rights in the Basic Subscription Privilege. If the number of Rights Shares remaining after the exercise of all Basic Subscription Privileges is not sufficient to satisfy all Over-subscription Privileges, the Rights holders who exercised their Basic Subscription Privileges in full will be allocated Rights Shares as set forth in the Registration Statement.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, separately and not jointly, represents and warrants to the Company as of the date hereof as follows:

3.1 Capacity. The Investor has the legal capacity to enter into an perform this Agreement in accordance with its terms.

3.2 Investment Representations and Warranties.

               (a) The shares of Common Stock being acquired by him hereunder are being acquired for his own account, for the purpose of investment and not with a view to or for sale in connection with any public resale or distribution thereof in violation of applicable securities laws.

               (b) He is an "accredited Investor" within the meaning of Rule 501(a) promulgated under the Securities Act of 1933, as amended.

               (c) The Investor is a resident of, or is otherwise subject to, the jurisdiction referred to in its address set forth in Schedule A, which address is the place of residence of place or business of the Investor and not created or used solely for the purpose of acquiring the shares of Common Stock hereunder.

               (d) The Investor has completed and executed the Certificate attached hereto as Schedule B and hereby confirms the truth and accuracy of all statements made therein by the Investor.
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               (e) The Investor understands and acknowledges that the shares of
               Common Stock acquired hereunder will be subject to certain resale restrictions under applicable securities laws and the rules and policies of the TSX Venture Exchange and the Investor agrees to comply with such restrictions. The Investor also acknowledges that the certificates for the shares of Common Stock may bear a legend respecting restrictions or transfers as required under applicable securities laws, that he has been advised to consult his own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions.

               (f) The Investor acknowledges that:

                    (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the shares of Common Stock;

                    (ii) there is no government or other insurance covering the shares of Common Stock;

                    (iii) there are risks associated with the purchase of the shares of Common Stock;

                    (iv) there are restrictions on the Investor's ability to resell the shares of Common Stock and it is the responsibility of the Investor to find out what those restrictions are and to comply with them before selling the shares of Common Stock; and

                    (v) the Company has advised the Investor that the Company is relying on an exemption under applicable Canadian securities laws from the requirements to provide the Investor with a prospectus and to sell shares of Common Stock through a person registered to sell securities under the securities legislation of British Columbia and the Investor's jurisdiction of residence and, as a consequence of acquiring the shares of Common Stock pursuant to these exemptions, certain protections, rights and remedies provided by securities legislation, including statutory rights of rescission or damages under Canadian law, will not be available to the Investor.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investors as to each of themselves as of the date hereof as follows:

4.1 Organization. The Company (a) is duly organized, validly existing and in good standing under the laws of the State of Oklahoma, (b) is duly qualified or licensed to

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do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification or license necessary, except where the failure to be so qualified or licensed would not reasonably be expected to either prevent or materially delay its ability to perform its obligations hereunder, and (c) has all corporate power and authority to carry on its business as it now is being conducted and to consummate the transactions contemplated by this Agreement, including the issuance of the Rights Shares.

4.2 Due Authorization. The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement, including the issuance of the Rights Shares, and to perform its obligations hereunder, and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement, including the issuance of the Rights Shares.

4.3 Due Execution; Enforceability. This Agreement has been duly and validly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.4 Consents. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, federal securities laws, applicable state securities or blue sky laws and the rules and regulations of the TSX Venture Exchange, to its best knowledge, neither the execution, delivery or performance of this Agreement, including the issuance of the Rights Shares, nor the consummation by it of its obligations and the transactions contemplated by this Agreement, including the issuance of the Rights Shares, requires any consent of, authorization by, exemption from, filing with, or notice to any governmental entity or any other Person.

4.5 No Conflicts. The execution, delivery and performance of this Agreement, including the issuance of the Rights Shares, and the consummation of the transactions contemplated hereunder and thereunder will not (a) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws, (b) conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which it is a party or by which any of its properties or assets are bound, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations) applicable to it or by which any of its properties or assets are bound or affected, except in the case of clauses (b) or (c), where such conflicts or violations would not prevent or materially delay its ability to consummate the transactions contemplated by this Agreement, including the issuance of the Rights Shares.

4.8 Due Issuance and Authorization of Capital Stock. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of any or all of the stockholders of the Company. The shares of Common Stock to be issued and delivered to the Investors subject and pursuant to the terms hereof will be, upon issuance, duly authorized, validly issued, fully paid and non-assessable, and will not be subject to preemptive rights or other similar rights of any or all stockholders of the Company and will not impose personal liability upon the Investors thereof.

SECTION 5. ADDITIONAL COVENANTS. The Company and the Investors hereby agree to do the following:

5.1 Legends. The Investors agrees with the Company that the certificates evidencing the shares of Common Stock to be purchased hereunder will bear the following legends:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

"WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [FOUR MONTHS AND ONE DAY AFTER THE DISTRIBUTION DATE]."

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [FOUR MONTHS AND ONE DAY AFTER THE DISTRIBUTION DATE]."

5.2 Further Assurances. From time to time after the date of this Agreement, the parties hereto shall execute, acknowledge and deliver to the other parties such other instruments, documents, and certificates and will take such other actions as the other parties may reasonably request in order to consummate the transactions contemplated by this Agreement.

SECTION 6. CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS. The obligations of each Investor to purchase shares as provided in Section 2.2 hereof are subject to the fulfillment to his/its satisfaction, prior to the closing (the "CLOSING"), of the following conditions:

6.1 Accuracy of Representations and Warranties; Officers' Certificate. The representations and warranties of the Company in this Agreement shall be true and correct as of the date of this Agreement and at and as of the date of the Closing and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement required to be performed or complied with by it prior to the Closing. The Company shall have delivered to each Investor:

          (a) a certificate certifying that the conditions set forth in Sections 6.1, 6.2 and 6.3 have been fulfilled, and

          (b) the certificate of the Subscription Agent certifying that not less than the greater of (a) 5,623,952 Rights Shares or (b) 85% of the Rights Shares sold in the Rights Offering have been subscribed to and purchased in the Rights Offering.

6.2. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Rights Offering and all documents, agreements, instruments and certifications incident to such transactions shall be reasonably satisfactory to Investors.

6.3. Compliance With Law. Neither the Company nor any Investor shall have been advised that the execution of this Agreement, the Closing thereunder, or any term or condition of the Rights Offering violates, or would violate if the Closing occurred, any law, rule, or regulation, or interpretation of any of the forgoing, including the provisions of any securities law, rule, regulation or interpretation in effect in the United States or Canadian or any state or province thereof or any listing provision of the TSX Venture Exchange.

6.4. Absence of Any Material Adverse Change. There shall not have occurred subsequent to the date the Registration Statement was declared effective by the SEC any material adverse change in the Company's business and prospects as determined by each of the Investors in their exclusive discretion.

ARTICLE 7. TERMINATION

7.1 Termination Events. This Agreement may be terminated by any Investor as to such Investor individually by giving written notice to the Company as provided herein:

          (a) at any time after September 1, 2004,

          (b) if a court of competent jurisdiction or other government entity (including the SEC) shall have issued an order, decree or ruling or taken or threatened to take other action to enjoin, restrain or otherwise prohibit the transaction contemplated by this Agreement or issued a ruling or interpretation that the transaction contemplated by this Agreement is or may be unlawful,

          (c) upon any breach of any representation, warranty, covenant or agreement of the Company in this Agreement or any representation or warranty of the Company shall have become untrue or is incapable of being satisfied at the Closing, or

          (d) there has occurred any material adverse change in the Company's business and prospects as determined by each of the Investors in their exclusive discretion.

7.2 Effects of Termination. In the event of the termination of this Agreement by any Investor, this Agreement shall terminate as to such Investor and the Company only without further action by the parties and neither party shall have any further liability to the other.

SECTION 8. MISCELLANEOUS

8.1 Notices. Any notice or other communication required or which may be given pursuant to this Agreement will be in writing and either delivered personally to the addressee, telecopied to the addressee, sent via electronic mail or mailed, certified or registered mail, postage prepaid, and will be deemed given when so delivered personally, telecopied, or sent via electronic mail, or, if mailed, five (5) days after the date of mailing, as follows:

          (i) if to the Investors, to:

               At the addresses set forth on Schedule A hereto


          (ii) if to the Company, to:

               American Natural Energy Corporation
               7030 South Yale
               Suite 404
               Tulsa, Okla 74136
                    Attn: Michael K. Paulk, President

8.2 Fees and Expenses. The Company will pay and hold the Investors harmless from liability for the payment of all reasonable legal and other expenses incurred by the Investors in connection with the preparation and negotiation of this Agreement or any other transaction related hereto or thereto, and the consummation of all such transactions.

8.3 Survival of Representations and Warranties etc. All representations and warranties made in, pursuant to or in connection with this Agreement will survive the execution and delivery of this Agreement indefinitely, notwithstanding any investigation at any time made by or on behalf of any party hereto; and all statements contained in any certificate, instrument or other writing delivered by or on behalf of any party hereto required to be made pursuant to the terms of this Agreement or required to be made in connection with or in contemplation of the transactions contemplated by this Agreement will constitute representations and warranties by such party pursuant to this Agreement.

8.4 Assignment. This Agreement will be binding upon and inure to the benefit of each and all of the parties to this Agreement, and, except as set forth below, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties to this Agreement without the prior written consent of the other parties.

8.5 Entire Agreement. This Agreement contains the entire agreement by and between the Company and the Investors with respect to the transactions contemplated by this Agreement and supersede all prior agreements and representations, written or oral, with respect thereto.

8.6 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement. The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

8.8 Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

[Execution Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                    AMERICAN NATURAL ENERGY CORPORATION

                                By: /s/ Michael K. Paulk
                                    ---------------------
                                    Name:Michael K. Paulk
                                    Title: President



                                    INVESTORS

                                    /s/ Michael K. Paulk
                                    --------------------
                                    Michael K. Paulk

                                    /s/ Steven P. Ensz
                                    ------------------
                                    Steven P. Ensz

                                   SCHEDULE A

NAME AND ADDRESS                                       PERCENTAGES

Michael K. Paulk                                           50%
7030 South Yale - Suite 404
Tulsa, OK  74136

Steven P. Ensz                                             50%
6 Waterbrook Place
The Woodlands, TX  77381

                                   SCHEDULE B

                                   CERTIFICATE

                 PURSUANT TO APPLICABLE CANADIAN SECURITIES LAWS

TO:      AMERICAN NATURAL ENERGY CORPORATION (THE "COMPANY")

RE:      SUBSCRIPTION FOR SHARES OF COMMON STOCK OF THE COMPANY

The undersigned Investor/officer of the Investor (or in the case of a trust, the trustee or an officer of the trustee of the trust) hereby certifies that:

1. the Investor has read the Investment Agreement and understands that the offering thereunder is being made on a prospectus exempt basis;

2. The Investor represents that the number of shares of Common Stock of the Company presently owned (beneficially, directly or indirectly) by the Investor, or over which the Investor exercises control or direction, are NIL / / (check if applicable) or as follows (complete below):

                            Shares     _____________________

3.       The Investor represents that the Investor IS /  / IS NOT /  / (CHECK
         ONE) an INSIDER of the Company (as defined below);

4. The Investor represents that the Investor is / / is not / / (check one) a member of the PRO GROUP of the Company (as defined below); and

5. the Investor is an accredited investor as defined in Multilateral Instrument 45-103 of the Canadian Securities Regulators, by virtue of being:

[PLEASE CHECK ONE]

a.                _____    a CANADIAN FINANCIAL INSTITUTION, or an authorized
                 foreign bank listed Schedule III of the Bank Act (Canada),

b. _____ the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

c. _____ an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

d. _____ a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

e. _____ a person or company registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

f. _____ an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph
                  (e),

g. _____ the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

h.                _____ a municipality, public board or commission in Canada,

i. _____ any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

j. _____ a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

k. _____ an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, FINANCIAL ASSETS having an aggregate realizable value that before taxes, but net of any RELATED LIABILITIES, exceeds $1,000,000,

l. _____ an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

m. _____ a person or company, other than a mutual fund or NON-REDEEMABLE INVESTMENT FUND, that, either alone or with a spouse, has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

n. _____ a mutual fund or NON-REDEEMABLE INVESTMENT FUND THAT, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

o. _____ a mutual fund or NON-REDEEMABLE INVESTMENT FUND that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

p. _____ a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a FULLY MANAGED ACCOUNT,

q. _____ a person or company trading as agent on behalf of a FULLY MANAGED ACCOUNT if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

r. _____ as a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an ELIGIBILITY ADVISER or other adviser registered to provide advice on the securities being traded,

s. _____ an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

t. _____ a person or company in respect of which all of the owners of interests, director or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

FOR THE PURPOSES HEREOF:

"CANADIAN FINANCIAL INSTITUTION" means a bank, loan corporation, trust company, insurance company, treasury branch, credit union or caisse populaire that in each case is authorized to carry on business in Canada or a province or territory of Canada, or the Confederation des caisses populaires et d'economie Desjardins du Quebec;

"ELIGIBILITY ADVISER" means:

(i) an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada provided the lawyer or public accountant:

                  (A) does not have a professional, business or personal relationship with the issuer, or any of its directors, senior officers, founders or control persons, and has not acted for or been retained personally or otherwise as an employee, senior officer, director, associate or partner of a person or company that has acted for or been retained by the Company or any of its directors, senior officers, founders or control persons within the previous year;

"FINANCIAL ASSETS" means cash and securities;

"FULLY MANAGED ACCOUNT" means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"INSIDER" of the Company as defined in the British Columbia Securities Act means:

         (i) a director or senior officer of the Company;

         (ii) a director or senior officer of a person that is itself an insider or subsidiary of the Company;

         (iii) a person that has

                  (A) direct or indirect beneficial ownership of;

                  (B) control or direction over; or

                  (C) a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

         (iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

"NON-REDEEMABLE INVESTMENT FUND" means an issuer:

(i) whose primary purpose is to invest money provided by its security holders,

(ii) that does not invest for the purpose of exercising effective control seeking to exercise effective control or being actively involved in the management of the issuers in which it invests, other than mutual funds or other non-redeemable investment funds, and

(iii)             that is not a mutual fund;

"PRO GROUP" as defined in the Rules of the TSX Venture Exchange means:

         (i) Subject to subparagraphs (ii), (iii) and (iv), "Pro Group" shall include, either individually or as a group:

                  (A) the member (i.e. a member of the TSX Venture Exchange under the TSX Venture Exchange requirements);

                  (B) employees of the member;

                  (C) partners, officers and directors of the member;

                  (D) affiliates of the member; and

                  (E) associates of any parties referred to in subparagraphs (A)
                      through (D);

         (ii) The TSX Venture Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is not acting at arm's length of the member;

         (iii) The TSX Venture Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is acting at arm's length of the member; and

         (iv) The member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the member determines that:

                  (A) the person is an affiliate or associate of the member acting at arm's length of the member;

                  (B) the associate or affiliate has a separate corporate and reporting structure;

                  (C) there are sufficient controls on information flowing between the member and the associate or affiliate; and

                  (D) the member maintains a list of such excluded persons; and

"RELATED LIABILITIES" means:

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)              liabilities that are secured by financial assets.

The statements made in this Schedule are true.

DATED _______________________________,2004.


Signature of Investor


Name of Investor

Address of the Investor

Investment Agreement[Final of 6-14-04]